DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     Rewards were meager for fixed income investors in 1996. Bond prices seesawed during the year as long-term yields oscillated between 6% and 7.2%, and finished the year at 6.6%. This was sixty basis points higher than the prior year. While Federal Reserve monetary policy and inflation readings were quite stable throughout the year, the stop and go nature of economic growth kept investors on edge. The key to good performance in 1996 was lots of coupon income.

     Fortunately, the Lexington GNMA Income Fund entered 1996 with a very defensive portfolio consisting of a heavy weighting in high coupon GNMA securities which exhibited a high degree of price stability regardless of interest rate volatility. Also, a market segment which we emphasize--multi-family GNMA-guaranteed mortgages--came in vogue and significantly outperformed single family mortgages. Accordingly, the Lexington GNMA Income Fund returned 5.7% in 1996, about 190 basis points more than the typically GNMA-oriented mutual fund according to Lipper Analytical Services, Inc. This gain comes on the heels of a 15.9% total return in 1995.

     The Fund's dividend income per share declined about seven cents last year--from 58.5 cents to 52 cents. This is not a prelude of things to come. Certain unique factors depressed income in 1996. First, the bear market in bonds encouraged us to keep a greater percentage of the portfolio in short term government securities which typically have a lower yield. Second, we took advantage of the strong market for multi-family GNMA securities last year and sold a significant portion of our holdings at a gain and temporarily invested the cash in two to five year U.S. Treasury notes. This had a negative impact in the November and December dividend payouts. These funds are being quickly reinvested in mortgage securities and that should help lift dividends this year.

     We anticipate better returns for mortgages and other fixed income securities in 1997. Unlike the stock market, where value as measured by past yardsticks seems quite strained, bonds look cheap. Over the last forty years, long-term U.S. Treasury bond yields have exceeded inflation (as measured by the core CPI) by 2.8%. Currently, that spread exceeds 4%. In late 1994, that differential reached 5% and ushered in a period of excellent returns over the following year.

     The supply/demand equation looks good for bonds, too. During 1996, foreign demand--primarily from central banks--scooped up all the bonds the U.S. Government printed to cover its $100 billion-plus deficit. These buyers were motivated by the need to depreciate their currencies (particularly Japanese Yen) relative to the U.S. Dollar and thereby revive their economies. As the year grew to a close, the central bank buyers were supplanted by private overseas investors drawn to the high U.S. bond yields and the strength of our currency. This flow of funds will likely be sustained through 1997 and could be augmented by demand from domestic investors should the equity or high yield bond markets falter.

     Given our positive outlook for the bond market in 1997, we already have increased the average maturity of the Fund's portfolio and, accordingly, the price of the Fund's shares will be more sensitive to market fluctuations in the months ahead. We wish to thank all our shareholders for their continued loyalty.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS HELD NOVEMBER 5, 1996 (unaudited)

Total Outstanding Shares as of September 10, 1996: 15,635,082

1. Directors Elected: S.M.S. Chadha, Robert M.DeMichele,Beverley C. Duer, Barbara R.Evans, Lawrence Kantor, Jerard F. Maher, Andrew M.McCosh, Donald B. Miller, John G. Preston, Margaret W. Russell and Philip C. Smith

             For All Nominees:9,034,168 Withheld Authority: 311,443

                                                          Votes         Votes
                                           Votes For     Against      Abstained
                                           ---------    --------      ---------
2. Selection of KPMG Peat Marwick LLP
   as Independent Auditors .............    9,112,802     57,920        174,889
Sincerely,


/s/  Denis P. Jamison                              /s/ Robert M. DeMichele
---------------------                              -----------------------
Denis P. Jamison                                       Robert M. DeMichele
Portfolio Manager                                      President
February, 1997                                         February, 1997



                              CHART/BEGIN
         Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington GNMA Income Fund, Inc., and the unmanaged Lehman Brothers Mortgage-Backed Securities Index from 12/31/86 through 12/31/96.
                               CHART/END


*5.71%, 6.40% and 8.03% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996


                                                                Stated                Principal             Value
Coupon                                                         Maturity                Amount             (Note 1)
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 70.1%
13.25% ...............................................          8/2001              $    32,700      $     34,560
10.25 ................................................          8/2029                1,015,378         1,107,392
9.50 .................................................          3/2023                2,002,795         2,145,495
9.25 .................................................      12/2021-8/2029           12,023,778        12,338,725
9.00 .................................................          1/2022                3,067,793         3,248,026
8.75 .................................................      9/1998-10/2023            5,455,099         5,702,025
8.50 .................................................       3/2012-8/2036            2,785,826         2,819,623
8.50* ................................................          8/2036                  117,601           117,601
8.25 .................................................       3/2001-4/2022            7,452,292         7,715,585
8.20 .................................................       4/2012-5/2017           11,262,784        11,614,746
8.15 .................................................      12/2011-9/2015           10,807,028        11,127,781
8.125 ................................................       4/2027-6/2039            4,124,195         4,184,382
8.125* ...............................................       4/2027-6/2039            8,098,105         8,162,833
8.10 .................................................       6/2012-7/2012            1,902,405         1,956,491
8.00 .................................................      10/2012-3/2038            5,088,083         5,196,778
8.00* ................................................      11/2030-3/2038            2,563,705         2,573,003
7.70 .................................................          8/2013                  806,070           819,419
7.65 .................................................      12/2012-4/2031            3,957,618         3,967,788
7.50 .................................................          4/2013                1,295,941         1,306,866
7.25 .................................................          8/2022                2,095,849         2,086,020
7.20 .................................................          6/2014                3,004,683         2,988,699
6.75 .................................................       6/2013-8/2017              402,178           393,877
6.70 .................................................         12/2014                  381,010           372,674
6.65 .................................................         10/2014                1,495,781         1,458,850
5.65 .................................................          7/2029                  486,773           400,662
                                                                                                     ------------
TOTAL GNMA CERTIFICATES (cost $91,390,140) ....................................................        93,839,901
                                                                                                     ------------
U.S. GOVERNMENT OBLIGATIONS: 37.2%
U.S. Treasury Bills, 5.34%, due 10/16/97 .......................................        300,000           287,691
U.S. Treasury Notes, 6.00%, due 08/15/99 .......................................     23,800,000        23,792,146
U.S. Treasury Notes, 5.875%, due 10/31/98 ......................................      1,000,000           999,980
U.S. Treasury Notes, 5.875%, due 11/30/01 ......................................     25,000,000        24,632,250
                                                                                                     ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $49,814,832) ..........................................        49,712,067
                                                                                                     ------------
TOTAL INVESTMENTS: 107.3% (COST $141,204,972+)(NOTE 1) ........................................       143,551,968

Liabilities in excess of other assets: (7.3%) .................................................        (9,774,844)
                                                                                                     ------------
TOTAL NET ASSETS:100% (equivalent to $8.12 per share on 16,467,397 shares outstanding) ........      $133,777,124
                                                                                                     ============

* When-issued securities (Note 1)
+ Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
Investments, at value
   (cost $141,204,972) (Note 1) ...............       $143,551,968
Cash ..........................................            790,815
Receivable for shares sold ....................            220,203
Dividends and interest receivable .............          1,231,459
                                                     -------------
     Total Assets .............................        145,794,445
                                                     -------------

LIABILITIES
Due to Lexington Management Corporation (Note 2)            67,775
Payable for investment securities purchased ...         11,579,728
Payable for shares redeemed ...................             90,829
Distributions payable .........................            165,817
Accrued expenses ..............................            113,172
                                                     -------------
     Total Liabilities ........................         12,017,321
                                                     -------------
NET ASSETS (equivalent to $8.12 per share on
   16,467,397 shares outstanding) (Note 3) ....      $ 133,777,124
                                                     =============
NET ASSETS consist of:
Capital stock--authorized 100,000,000 shares,
   $.01 par value per share ...................      $     164,674
Additional paid-in capital (Note 1) ...........        134,930,714
Undistributed net investment income (Note 1) ..              9,290
Accumulated net realized loss on investments
   (Notes 1 and 5) ............................         (3,674,550)
Net unrealized appreciation of investments ....          2,346,996
                                                     -------------
                                                     $ 133,777,124
                                                     =============

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1996

INVESTMENT INCOME
Interest income ...............................      $   9,621,445


Expenses
   Investment advisory fee (Note 2) .  $ 758,779
   Transfer agent and shareholder
     servicing expense (Note 2) .....    211,840
   Accounting expenses (Note 2) .....     92,728
   Printing and mailing expenses ....     90,761
   Custodian expense ................     42,343
   Professional fees ................     30,808
   Registration fees ................     20,833
   Computer processing fees .........     20,011
   Directors' fees and expenses .....     16,192
   Other expenses ...................     39,716
                                       ---------
     Total expenses                                      1,324,011
                                                     -------------
       Net investment income                             8,297,434
                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4)
   Net realized gain on investments ...........          1,733,533
   Net change in unrealized
     appreciation .............................         (3,035,171)
                                                     -------------
       Net realized and
         unrealized loss ......................         (1,301,638)
                                                     -------------

INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................      $   6,995,796
                                                     =============


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Years ended December 31, 1996 and 1995

                                                 1996             1995
                                            -------------     -------------

Net investment income ..................    $   8,297,434     $   9,011,431
Net realized gain (loss) from security
   transactions ........................        1,733,533        (1,220,453)
Net change in unrealized appreciation
   of investments ......................       (3,035,171)       11,066,357
                                            -------------     -------------
     Increase in net assets
               resulting from operations        6,995,796        18,857,335

Distributions to shareholders from
   net investment income ...............       (8,115,172)       (9,280,142)

Increase (decrease) in net assets from
   capital share transactions
   (Note 3) ............................        4,215,069       (11,003,421)
                                            -------------     -------------
   Net increase (decrease)
     in net assets .....................        3,095,693        (1,426,228)


Net Assets:
   Beginning of period .................      130,681,431       132,107,659
                                            -------------     -------------
   End of period  (including
   undistributed  net investment
   income of $9,290 and
   distributions in excess of net
   investment income of $3,067,
   respectively) .......................    $ 133,777,124     $ 130,681,431
                                            =============     =============


The Notes to Financial Statements are an integral part of these statements.



LEXINGTON GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995

1.  SIGNIFICANT ACCOUNTING  POLICIES
Lexington GNMA Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     WHEN-ISSUED SECURITIES The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed--generally on the trade date. These transactions are subject to market fluctuations and their current value is determined in the same manner as other securities in the portfolio. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.
     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally

LEXINGTON GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995 (continued)

accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEE AND OTHER
     TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the year ended December 31, 1996.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $193,498, which were incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK
Transactions in capital stock were as follows:

                             Year ended                   Year ended
                          December 31, 1996             December 31, 1995
                    ---------------------------     ---------------------------
                      Shares          Amount          Shares          Amount
                    ----------      -----------     ----------      -----------
Shares sold ....     4,079,533     $ 33,104,861      2,456,267     $ 19,640,687
Shares issued on
   reinvestment
   of dividends ..     753,267        6,088,504        859,479        6,916,746
                    ----------      -----------     ----------      -----------
                     4,832,800       39,193,365      3,315,746       26,557,433
Shares redeemed ..  (4,312,315)     (34,978,296)    (4,745,973)     (37,560,854)
                    ----------      -----------     ----------      -----------
Net increase
  (decrease) .....     520,485     $  4,215,069     (1,430,227)    $(11,003,421)
                    ==========      ===========     ==========      ===========

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $197,017,595 and $166,184,972, respectively. At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,490,582 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $143,586.

5.  FEDERAL INCOME TAXES - CAPITAL LOSS CARRYFORWARDS
Capital loss carryforwards available for Federal income tax purposes as of December 31, 1996 are approximately: $2,130,253 expiring in 2002; and $1,544,296 expiring in 2003. To the extent any future gains are offset by these losses, such gains may not be distributed to shareholders.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:



                                                                                        Year ended December 31,
                                                                   ----------------------------------------------------------------
                                                                   1996           1995           1994           1993           1992
                                                                   ----           ----           ----           ----           ----
Net asset value, beginning of period ....................         $8.19          $7.60          $8.32          $8.26          $8.45
Income from investment operations:
   Net investment income ................................          0.53           0.58           0.55           0.59           0.61
   Net realized and unrealized gain (loss) on investments         (0.08)          0.59          (0.72)          0.06          (0.19)
                                                                   ----           ----           ----           ----           ----
Total income (loss) from investment operations ..........          0.45           1.17          (0.17)          0.65           0.42
Less distributions:
   Distributions from net investment income .............         (0.52)         (0.58)         (0.55)         (0.59)         (0.61)
                                                                   ----           ----           ----           ----           ----
Net asset value, end of period ..........................         $8.12          $8.19          $7.60          $8.32          $8.26
                                                                   ----           ----           ----           ----           ----
Total return ............................................         5.71%         15.91%         (2.07%)         8.06%          5.19%
Ratio to average net assets:
   Expenses .............................................         1.05%          1.01%          0.98%          1.02%          1.01%
   Net investment income ................................         6.56%          7.10%          6.90%          6.96%          7.31%
Portfolio turnover ......................................       128.76%         30.69%         37.15%         52.34%        180.11%
Net assets at end of period (000's omitted) .............      $133,777       $130,681       $132,108       $149,961       $132,048


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington GNMA Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington GNMA Income Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington GNMA Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





                                                           KPMG Peat Marwick LLP

New York, New York
February 14, 1997

--------------------------------------------------------------------------------
                                   LEXINGTON
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    LEXINGTON
                                      GNMA
                                     INCOME
                                   FUND, INC.
--------------------------------------------------------------------------------

                           An investment primarily in
                              mortgage-backed GNMA
                        Certificates that are guaranteed
                           as to the timely payment of
                          principal and interest by the
                            United States Government.
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1996
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies
--------------------------------------------------------------------------------



LEXINGTON
GNMA INCOME FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



--------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
--------------------------------------------------------------------------------

  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------



This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.